Exhibit 13(a)(2)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Per Skargard, the Chief Financial Officer of Concordia Bus Nordic AB (publ), certify that to the best of my knowledge (i) the Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Concorida Bus Nordic AB (publ).

/s/ Per Skärgård	Date: May 15, 2007
Per Skargard
Chief Executive Officer